Exhibit 99.1

BioLife Solutions Announces $9.6 Million to $9.8 Million in Preliminary Revenue for Q2 2020

BOTHELL, Wash. (July 1, 2020) – BioLife Solutions, Inc. (NASDAQ: BLFS) (“BioLife” or the “Company”), a leading developer and supplier of a portfolio of class-defining bioproduction tools for cell and gene therapies, today announced estimated preliminary revenue for the second quarter of 2020 of $9.6 million to $9.8 million, representing 43% to 46% growth over the same quarter in 2019.

Mike Rice, BioLife’s CEO, commented, “Despite the continued impact of COVID-19 on the biotech industry and specifically, the cell and gene therapy market, we continued to drive revenue growth in the second quarter. In the first six months of 2020, we added 57 new customers and confirmed that our biopreservation media products have been embedded in 23 additional customer clinical trials.”

The financial data presented for the second quarter of 2020 should be considered preliminary and could be subject to change as these preliminary results are based on management's initial analysis of operations and are subject to further internal review and the Company's independent auditor, BDO USA, LLP, who have not completed their review.

About BioLife Solutions

BioLife Solutions is a leading supplier of cell and gene therapy bioproduction tools. Our tools portfolio includes our proprietary CryoStor® freeze media and HypoThermosol® shipping and storage media, ThawSTAR® family of automated, water-free thawing products, evo® cold chain management system, and Custom Biogenic Systems high capacity storage freezers. For more information, please visit www.biolifesolutions.com, and follow BioLife on Twitter.

Cautions Regarding Forward Looking Statements

Except for historical information contained herein, this press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements concerning the expected financial performance of the company following the completion of its 2019 acquisitions and giving effect to the COVID-19 pandemic, the company's ability to implement its business strategy and anticipated business and operations, in particular following its 2019 acquisitions and giving effect to the COVID-19 pandemic, the company's anticipated future growth strategy, including the acquisition of synergistic cell and gene therapy manufacturing tools and services or technologies, the potential utility of and market for our products and services, potential revenue growth and market expansion, regulatory approvals and/or commercial manufacturing of our customers' products, and potential customer revenue. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including among other things, uncertainty regarding unexpected costs, charges or expenses resulting from the company’s 2019 acquisitions, market adoption of the company’s products (including the company’s recently acquired products); the ability of the company’s 2019 acquisitions to be accretive on the company’s financial results; the ability of the company to implement its business strategy; uncertainty regarding third-party market projections; market volatility; competition; litigation; the impact of the COVID-19 pandemic; and those other factors described in our risk factors set forth in our filings with the Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We undertake no obligation to update the forward-looking statements contained herein or to reflect events or circumstances occurring after the date hereof, other than as may be required by applicable law.

Media & Investor Relations
Roderick de Greef
Chief Financial Officer
(425) 686-6002
rdegreef@biolifesolutions.com